SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — January 3, 2007
TRUE RELIGION APPAREL, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-51483	98-0352633

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1525 Rio Vista Avenue, Los Angeles, California		90023

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code:     (323) 266-3072
Not Applicable

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     Effective January 3, 2007, True Religion Apparel, Inc. (the “Company”) entered into an Amendment No. 1 to Employment Agreement with Charles Lesser (the “Amendment”) to amend the Employment Agreement, dated January 4, 2006, between the Company and Mr. Lesser. The Amendment provides for Mr. Lesser to report to the President of the Company.
     The foregoing description is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (a) Not Applicable.
     (b) Not Applicable.
     (c) Not Applicable.
     (d) Exhibits.
Exhibit 10.1
Amendment No. 1 to Employment Agreement by and between the Company and Charles Lesser dated January 3, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRUE RELIGION APPAREL, INC.
Date: January 3, 2007	By:	/s/ Michael F. Buckley
		Name:	Michael F. Buckley
		Title:	President

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 1 to Employment Agreement by and between the Company and Charles Lesser dated January 3, 2007.

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